UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2013 (August 6, 2013)

TIPTREE FINANCIAL INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 21st Floor New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 446-1410

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported, on July 1, 2013, Tiptree Financial Inc. (formerly known as Care Investment Trust Inc.) (the “Company”) consummated the transactions (the “Contribution Transactions”) contemplated under the Contribution Agreement, dated December 31, 2012, as amended on February 14, 2013. The Company is filing this Form 8-K to provide updated financial information concerning Tiptree Financial Partners, L.P. (“TFP”) and the Company. Such information was previously reported with respect to the fiscal year ended December 31, 2012 in the Company’s definitive proxy statement filed on May 13, 2013.

The following information is attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Form 8-K: (i) TFP Selected Consolidated Financial Data as of and for the three months ended March 31, 2013, consisting of TFP’s Consolidated Financial Statements (unaudited) and Notes to Consolidated Financial Statements (unaudited); (ii) Management’s Discussion and Analysis of Financial Condition and Results of Operations of TFP for the first quarter of 2013; and (iii) Unaudited Pro Forma Condensed Combined Balance Sheet of the Company, as of March 31, 2013, giving effect to the Contribution Transactions as if they had occurred on such date, and Unaudited Pro Forma Condensed Combined Statements of Operations of the Company for the three months ended March 31, 2013, giving effect to the Contribution Transactions as if they had occurred on January 1, 2013. The foregoing exhibits are hereby incorporated by reference in this Item 8.01.

The Company’s financial statements with respect to its fiscal quarter ended March 31, 2013 were contained in its Quarterly Report on Form 10-Q, filed on May 15, 2013. The Contribution Transactions were consummated on July 1, 2013. Beginning with the fiscal quarter ended September 30, 2013, the Company’s financial statements will be reported on a consolidated basis reflecting the consummation of the Contribution Transactions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed, or furnished, as applicable, with this Form 8-K:

Exhibit No	Description
99.1	TFP Consolidated Financial Statements and Notes to Consolidated Financial Statements for First Quarter 2013 (unaudited)
99.2	Management Discussion and Analysis of Financial Condition and Results of Operations of TFP for First Quarter 2013
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of the Company as of and for the three months ended March 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPTREE FINANCIAL INC.

Date: August 6, 2013	By:	/s/ Geoffrey Kauffman
Name: Geoffrey Kauffman
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description
99.1	TFP Consolidated Financial Statements and Notes to Consolidated Financial Statements for First Quarter 2013 (unaudited)
99.2	Management Discussion and Analysis of Financial Condition and Results of Operations of TFP for First Quarter 2013
99.3	Unaudited Pro Forma Condensed Combined Financial Statements of the Company as of and for the three months ended March 31, 2013